FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 10, 2001
                                                           ------------




                      CHARTER COMMUNICATIONS HOLDINGS, LLC
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
               ---------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


                  333-77499                                 43-1843179
                333-77499-01                                43-1843177
                ------------                                ----------
           Commission File Number                        (Federal Employer
                                                      Identification Number)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                       63131
--------------------------------------------------        -----
(Address of Principal Executive Offices)                  (Zip Code)

(Registrant's telephone number, including area code)      (314) 965-0555

Item 5.    Other Items.

           On May 10, 2001, Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation announced that they had entered into an agreement to sell $350 million of 9.625% Senior Notes due 2009, $575 million of 10% Senior Notes due 2011 and $1.02 billion of 11.750% Senior Discount Notes due 2011. A copy of the press release relating to the sale of these notes is being filed as Exhibit 99.2 with this report. The Purchase Agreement, the Indentures and the Exchange and Registration Agreements are also filed as exhibits.



Item 7.    Exhibits

           Press release dated May 10, 2001.*

           Purchase Agreement relating to 9.625% Senior Notes due 2009, 10.000% Senior Notes due 2011, 11.750% Senior Discount Notes due 2011 dated May 10, 2001 (incorporated herein by reference to exhibit 10.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on June 1, 2001).

           Indenture dated as of May 15, 2001 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 9.625% Senior Notes due 2009 (incorporated herein by reference to exhibit 10.2(a) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on June 1, 2001).

           Exchange and Registration Rights Agreement relating to 9.625% Senior Notes due 2009, dated as of May 15, 2001, among Charter Communications Holding Company, LLC, Charter Communications Capital Corporation, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., JP Morgan, a Division of Chase Securities Inc., Credit Lyonnais Securities (USA) Inc., Fleet Securities, Inc., BMO Nesbitt Burns Corp. and Dresdner Kleinwort Wasserstein Securities LLC (incorporated herein by reference to exhibit 10.2(b) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on June 1, 2001).

           Indenture dated as of May 15, 2001 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 10.000% Senior Notes due 2011 (incorporated herein by reference to exhibit 10.3(a) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on June 1, 2001).

           Exchange and Registration Rights Agreement relating to 10.000% Senior Notes due 2011, dated as of May 15, 2001, among Charter Communications Holding Company, LLC, Charter Communications Capital Corporation, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., JP Morgan, a Division of Chase Securities Inc., Credit Lyonnais Securities (USA) Inc., Fleet Securities, Inc., BMO Nesbitt Burns Corp. and Dresdner Kleinwort Wasserstein Securities LLC (incorporated herein by reference to exhibit 10.3(b) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on June 1, 2001).

           Indenture dated as of May 15, 2001 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 11.750% Senior Discount Notes due 2011 (incorporated herein by reference to exhibit 10.4(a) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on June 1, 2001).

           Exchange and Registration Rights Agreement relating to 11.750% Senior Discount Notes due 2011, dated as of May 15, 2001, among Charter Communications Holding Company, LLC, Charter Communications Capital Corporation, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., JP Morgan, a Division of Chase Securities Inc., Credit Lyonnais Securities (USA) Inc., Fleet Securities, Inc., BMO Nesbitt Burns Corp. and Dresdner Kleinwort Wasserstein Securities LLC (incorporated herein by reference to exhibit 10.4(b) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on June 1, 2001).


-----------------
*  filed herewith

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CHARTER COMMUNICATIONS
                                   HOLDINGS, LLC, a registrant

Dated May 31, 2001                  By:/s/ RALPH G. KELLY
                                       ---------------------
                                       Name:  Ralph G. Kelly
                                       Title: Senior Vice President and
                                              Treasurer

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   CHARTER COMMUNICATIONS HOLDINGS CAPITAL
                                   CORPORATION, a registrant


Dated May 31, 2001                  By:/s/ RALPH G. KELLY
                                       ---------------------
                                       Name:  Ralph G. Kelly
                                       Title: Senior Vice President and
                                              Treasurer

                                  Exhibit Index


Exhibit
Number         Description
------         -----------

4.1 Purchase Agreement relating to 9.625% Senior Notes due 2009, 10.000% Senior Notes due 2011, 11.750% Senior Discount Notes due 2011 dated May 10, 2001 (incorporated herein by reference to exhibit 10.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on June 1, 2001).

4.2(a) Indenture dated as of May 15, 2001 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 9.625% Senior Notes due 2009 (incorporated herein by reference to exhibit 10.2(a) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on June 1, 2001).

4.2(b) Exchange and Registration Rights Agreement relating to 9.625% Senior Notes due 2009, dated as of May 15, 2001, among Charter Communications Holding Company, LLC, Charter Communications Capital Corporation, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., JP Morgan, a Division of Chase Securities Inc., Credit Lyonnais Securities (USA) Inc., Fleet Securities, Inc., BMO Nesbitt Burns Corp. and Dresdner Kleinwort Wasserstein Securities LLC (incorporated herein by reference to exhibit 10.2(b) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on June 1, 2001).

4.3(a) Indenture dated as of May 15, 2001 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 10.000% Senior Notes due 2011 (incorporated herein by reference to exhibit 10.3(a) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on June 1, 2001).

4.3(b) Exchange and Registration Rights Agreement relating to 10.000% Senior Notes due 2011, dated as of May 15, 2001, among Charter Communications Holding Company, LLC, Charter Communications Capital Corporation, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., JP Morgan, a Division of Chase Securities Inc., Credit Lyonnais Securities (USA) Inc., Fleet Securities, Inc., BMO Nesbitt Burns Corp. and Dresdner Kleinwort Wasserstein Securities LLC (incorporated herein by reference to exhibit 10.3(b) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on June 1, 2001).

4.4(a) Indenture dated as of May 15, 2001 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 11.750% Senior Discount Notes due 2011 (incorporated herein by reference to exhibit 10.4(a) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on June 1, 2001).

4.4(b) Exchange and Registration Rights Agreement relating to 11.750% Senior Discount Notes due 2011, dated as of May 15, 2001, among Charter Communications Holding Company, LLC, Charter Communications Capital Corporation, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., JP Morgan, a Division of Chase Securities Inc., Credit Lyonnais Securities (USA) Inc., Fleet Securities, Inc., BMO Nesbitt Burns Corp. and Dresdner Kleinwort Wasserstein Securities LLC (incorporated herein by reference to exhibit 10.4(b) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on June 1, 2001).

99.1       Press release dated May 10, 2001.